UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2009

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 5600, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 18, 2009, Petrohawk Energy Corporation (“Petrohawk”) amended and restated its Third Amended and Restated 2004 Employee Incentive Plan (the “Employee Plan”) and Second Amended and Restated 2004 Non-Employee Director Incentive Plan (the “Director Plan”). The plans were amended following stockholder approval of increases in the number of shares of common stock reserved for issuance under the plans at the annual meeting of stockholders held June 18, 2009. At the annual meeting, stockholders approved an increase of 5.3 million shares of common stock under the Employee Plan and an increase of 500,000 shares of common stock under the Director Plan. In addition, Petrohawk’s Board of Directors approved amendments to the Employee Plan that eliminated from the plan provisions relating to awards of incentive stock (i.e., common stock awards not subject to any vesting period) and provided that restricted stock awards would vest no sooner than one-third (1/3) of the total grant upon each of the first three (3) anniversaries from the date of grant, subject to limited exceptions and subject to the acceleration of vesting as a consequence of specified events (such as the death or disability of a participant or a change in control of Petrohawk). These amendments conform the Employee Plan to the grant practices of the Compensation Committee of the Board of Directors.

The foregoing summary of the amended and restated Employee Plan and the Director Plan is qualified by reference to the full text of such plans, which are included respectively as Exhibits 10.01 and 10.02 to this report, and are incorporated herein by reference.

Item 8.01.	Other Events.

On June 18, 2009, at the annual meeting of stockholders, Petrohawk’s stockholders approved an amendment to Petrohawk’s Certificate of Incorporation to increase the number of shares of common stock, par value $0.001, that Petrohawk is authorized to issue from 300,000,000 shares to 500,000,000 shares. On June 23, 2009, Petrohawk filed a Certificate of Amendment to Petrohawk’s Certificate of Incorporation with the Secretary of State of the State of Delaware, reflecting the increase in the authorized shares. This amendment became effective on June 23, 2009. A copy of the Certificate of Amendment is included as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of this current report on Form 8-K:

Exhibit No.	Item
3.1	Certificate of Amendment to Certificate of Incorporation of Petrohawk Energy Corporation

10.01	Third Amended and Restated 2004 Employee Incentive Plan

10.02	Second Amended and Restated 2004 Non-Employee Director Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION

Date: June 23, 2009	By:	/s/ C. Byron Charboneau
C. Byron Charboneau Vice President—Chief Accounting Officer and Controller

INDEX TO EXHIBITS

Exhibit No.	Item
3.1	Certificate of Amendment to Certificate of Incorporation of Petrohawk Energy Corporation

10.01	Third Amended and Restated 2004 Employee Incentive Plan

10.02	Second Amended and Restated 2004 Non-Employee Director Incentive Plan